UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2005 (June 3, 2005)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

            Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated June 3, 2005, and the Current Report on Form 8-K/A, dated July 28, 2005, of Five Star Quality Care, Inc., or Five Star. This Current Report is being filed solely for the purpose of including the consent of Ernst & Young LLP, or E&Y, to the incorporation by reference in Five Star’s Registration Statement on Form S-3 (No. 333-121910) and related Prospectus of E&Y’s report with respect to the consolidated financial statements of Gordon Health Ventures, LLC included in Five Star’s Current Report on Form 8-K/A, dated July 28, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

2.1

Second Amendment to Purchase and Sale Agreement, dated as of May 13, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

2.2

Third Amendment to Purchase and Sale Agreement, dated as of May 16, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

2.3

Fourth Amendment to Purchase and Sale Agreement, dated as of May 25, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

2.4

Fifth Amendment to Purchase and Sale Agreement, dated as of May 27, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

2.5

Sixth Amendment to Purchase and Sale Agreement, dated as of June 3, 2005, by and among Five Star, as Purchaser, and Franciscan Manor Associates, LLC, Muirfield Associates, LLC, Prestwicke Associates, LLC, Royal Aberdeen Associates, LLC, Troon Associates, LLC and Turnberry Associates, LLC, as Sellers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.1	Promissory Note, dated as of June 3, 2005, made by Five Star to the order of Senior Housing. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.2

Loan Agreement, dated as of June 3, 2005, by and among Senior Housing, Five Star, Five Star Quality Care-GHV, LLC and Five Star Quality Care-MVSP, LLC. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.3

Guaranty Agreement, dated as of June 3, 2005, made by Five Star Quality Care-GHV, LLC and Five Star Quality Care-MVSP, LLC in favor of Senior Housing. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.4

Purchase and Sale Agreement, dated as of June 3, 2005, by and among FSQ Crown Villa Business Trust, Morningside of Belmont, LLC, Morningside of Greenwood, L.P. and Five Star Quality Care-GA, LLC, as Sellers, and SNH CHS Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Purchasers. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.5

First Amendment to Second Amended and Restated Lease Agreement, dated as of May 17, 2005, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.6

Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.7

Second Amendment to Security Agreement, dated as of May 17, 2005, by and among certain affiliates of Senior Housing, as Landlord, and Five Star Quality Care Trust, as Tenant. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.8

Amended and Restated Pledge of Shares of Beneficial Interest Agreement, dated as of May 6, 2005, made by FSQ, Inc. for the benefit of the Landlord under the Second Amended and Restated Lease Agreement, dated as of November 19,

2004, by and among certain affiliates of Senior Housing, as Landlord, and Five Star Quality Care Trust, as Tenant. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

10.9

Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of June 3, 2005, by and among Five Star, certain affiliates of Five Star and certain affiliates of Senior Housing. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

23.1	Consent of Ernst & Young LLP. (Filed herewith.)

99.1	Press release dated June 6, 2005. (Incorporated by reference to Five Star’s Current Report on Form 8-K dated June 3, 2005.)

[Remainder of this Page Intentionally Left Blank.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC. By: /s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	Treasurer and Chief Financial Officer

Date: August 12, 2005